--------------------------------------------------------------------------------

                                  John Hancock

                                  Patriot
                                    Select
                                  DIVIDEND TRUST

------
ANNUAL
REPORT
------

6.30.01


                        [LOGO]    John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
---------------------
Your fund at a glance
page 1
---------------------
Managers' report
page 2
---------------------
Fund's investments
page 6
---------------------
Financial statements
page 9
---------------------
For your information
page 21
---------------------

Dear Fellow Shareholders,

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last twelve months

[] Preferred stocks and utility stocks rallied as interest rates fell and demand strengthened.

[] The portfolio's focus on investment-grade preferreds served it well as the economy slowed.

[] California's power crisis prompted demand for utility companies that generate, transmit and distribute power.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Select Dividend Trust". Under the heading is a note that reads "Fund performance for the year ended June 30, 2001." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 18.96% total return for John Hancock Patriot Select Dividend Trust. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

4.2%     El Paso Tennessee Pipeline Co., 8.25%, Ser A
2.8%     DTE Energy Co.
2.8%     CH Energy Group, Inc.
2.4%     Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D
2.3%     Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)
2.3%     Puget Sound Energy, Inc., 7.45%, Ser II
2.3%     FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser VI
2.3%     Montana Power Co., $6.875
2.2%     Devon Energy Corp., 6.49%, Ser A
2.2%     South Carolina Electric & Gas Co., 6.52%

As a percentage of net assets on June 30, 2001.

YOUR FUND AT A GLANCE

The Fund seeks to provide high current income, consistent with modest growth of capital by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

             BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

                                 John Hancock
                                 Patriot Select
                                 Dividend Trust


MANAGERS' REPORT

Preferred stocks and utility common stocks - the two main areas of focus for John Hancock Patriot Select Dividend Trust - turned in good results for the year ended June 30, 2001, although the vast majority of their gains came early on. Preferred stocks got off to a good start in the final half of 2000, hoisted by growing expectations that the Federal Reserve Board would cut interest rates in early 2001 to boost a weakening economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when interest rates fall, just as bonds
do). Further aiding preferreds' performance was declining supply, as issuers deferred issuing new, or refinancing old, preferred stocks until interest rates declined.

The next six months proved more difficult for preferreds. Even though the Fed lowered interest rates, the preferred and bond markets essentially stalled, because the rate cuts that occurred in the first three months of 2001 had previously been factored into prices for the most part. Furthermore, lower interest rates prompted a growing supply of preferreds, as issuers floated more new securities, putting additional downward pressure on prices. Finally, demand for preferred stocks waned as investors increasingly sought the higher yields of corporate and junk bonds in a declining rate environment. Preferreds strengthened somewhat in the final weeks of the period, primarily because of more favorable supply conditions. Furthermore, the Fed's continued aggressive rate-cutting actions made existing, higher-yielding fixed-income investments - including preferreds - more attractive.

"Like preferreds, utility common stocks... enjoyed relatively good performance during the first half of the period."

--------------------------------------------------------------------------------
[A photo of Team leader Greg Phelps flush right next to first paragraph.]
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UTILITIES SHINE IN FIRST HALF, STUMBLE IN SECOND

Like preferreds, utility common stocks - which made up 33% of the portfolio's net assets at the end of June - enjoyed relatively good performance during the first half of the period. Amid increasing stock market turbulence, defensive investors increasingly sought utility stocks for their relatively stable earnings gains and large dividends. Furthermore, utility stocks were attractive, thanks to a combination of cost-cutting, merger savings and stock buybacks. Finally, the relatively high price of oil and natural gas provided a boost for utilities with subsidiaries involved with the production and delivery of these fuels. However, at the end of January 2001, utility stocks experienced a severe selloff when investors abandoned them in favor of other industry groups with better growth prospects, anticipating that interest-rate cuts would boost the latter's performance. Although utility common stocks had regained some of their footing by the end of June, not all of their January losses were erased.

"Among our best performers in the preferred-stock sector were those boosted by the dramatic rise of oil and natural gas prices."

FUND PERFORMANCE

For the 12 months ended June 30, 2001, John Hancock Patriot Select Dividend Trust returned 19.50% at net asset value. By comparison, the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned 20.49%.

The portfolio's performance was helped by a number of factors. Our preferred holdings were overwhelmingly tilted toward investment-grade securities, which handily outpaced their below-investment-grade counterparts due to concerns that the latter would struggle in a slowing economy. Another positive was our relatively large weighting in "cushion" preferred stocks, whose higher-than-average dividends helped cushion their share price in periods when conditions were less than favorable.

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 68%, the second is Broker services 7%, the third Finance 7%, the fourth Oil & gas 7%, and the fifth Banks-United States 4%.
--------------------------------------------------------------------------------

INDIVIDUAL STANDOUTS

Among our best performers in the preferred-stock sector were those boosted by the dramatic rise of oil and natural gas prices. Anadarko Petroleum, Apache Corp. and Devon Energy all rode high energy prices to strong cash flow, an improved outlook for earnings and the potential to receive better credit ratings in the months ahead. Other good performers were high-yielding preferreds such as Grand Metropolitan Delaware, Shaw Communications and TDS Capital, which were increasingly sought out by yield-hungry investors as interest rates fell. In contrast, our holdings in Ocean Spray Cranberries performed poorly as the demand for the fruit declined and supply expanded.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Types of investments in the Fund As of June 30, 2001." The chart is divided into three sections (from top to left):
Preferred stocks 64%, Common stocks 33% and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

FOCUS ON CALL PROTECTION AND DRD ELIGIBILITY

Throughout the period, we maintained our long-term focus on preferred stocks eligible for the dividends-received deduction (DRD) and on those that carry good call protection. DRD-eligible preferred stocks offer distinct tax advantages to corporate investors, and as such, remain in fairly constant demand.

Call protection means issuers can't redeem their preferred stocks before a specified date. Having call protection is particularly important when interest rates are falling and issuers are more likely to refinance to lock in new, low rates. With call protection, we can hang on to stocks with higher-than-average dividend

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Devon Energy followed by an up arrow with the phrase "Rising oil, gas prices lift earnings." The second listing is Grand Metropolitan Delaware followed by an up arrow with the phrase "Benefits from demand for high coupons." The third listing is Ocean Spray Cranberries followed by a down arrow with the phrase "Bogged down by weak demand."]
--------------------------------------------------------------------------------

yields even when interest rates are falling. The financial services sector - made up of brokerages, banks, insurers and other companies - is one area we turn to for well-call-protected, DRD-eligible preferred stocks.

UTILITY STOCK LEADERS

The power crisis in California highlighted the importance of vertical integration, meaning companies that generate, transmit and distribute power, since they are best positioned to prosper in areas of the country short on generating capacity. Among the biggest beneficiaries of this trend were TECO Energy and DTE Energy.

"...the Federal Reserve Board continues to be far more concerned with the possibility of a recession than it is with potential inflation..."

OUTLOOK

Even after six interest-rate cuts in as many months, the Federal Reserve Board continues to be far more concerned with the possibility of a recession than it is with potential inflation pressures picking up. That suggests that more rate cuts may be in the offing until the Fed is satisfied that economic growth is sustainable. If rates do continue to decline, investment-grade preferred stocks should have the wind at their backs. Their yields are very attractive relative to newly issued fixed-income investments. For example, most preferreds now carry a coupon of about 7%, compared with a 30-year Treasury bond that yielded roughly 5.75% at the end of June, and a 10-year Treasury that yielded roughly 5.30%. As for utility stocks, the near-term outlook is more mixed. Expectations for better economic growth could support investors' move toward sectors of the market that enjoy faster earnings growth.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on June 30, 2001.



SHARES                            ISSUER                                                                  VALUE
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  64.30%                                                                           $143,111,759
---------------------------------------------------------------------------------------------------------------
(Cost $146,645,881)
Agricultural Operations  1.38%                                                                       $3,080,000
40,000                            Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                     3,080,000

Banks - United States  4.12%                                                                          9,178,200
99,000                            FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser VI       5,049,000
93,000                            HSBC USA, Inc., $2.8575                                             4,129,200

Broker Services  7.47%                                                                               16,615,727
116,400                           Bear Stearns Companies, Inc., 5.49%, Ser G                          4,447,644
129,689                           Lehman Brothers Holdings, Inc., 5.67%, Depositary
                                    Shares, Ser D                                                     5,219,982
13,000                            Lehman Brothers Holdings, Inc., 5.94%, Ser C                          546,000
107,650                           Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A          3,069,101
66,000                            Morgan Stanley Group, Inc., 7.75%, Depositary Shares                3,333,000
Diversified Operations  0.37%                                                                           831,402
30,600                            Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                   831,402

Finance  7.45%                                                                                       16,580,810
44,000                            Citigroup, Inc., 6.213%, Ser G                                      2,068,000
92,400                            Citigroup, Inc., 6.231%, Depositary Shares, Ser H                   4,342,800
165,000                           Citigroup, Inc., 8.40%, Depositary Shares, Ser K                    4,290,000
41,700                            SI Financing Trust I, 9.50%, Gtd Pfd Sec & Purchase Contract        1,055,010
100,000                           USA Education, Inc., 6.97%, Ser A                                   4,825,000
Leasing Companies  1.13%                                                                              2,520,000
105,000                           AMERCO, 8.50%, Ser A                                                2,520,000

See notes to
financial statements.

6



SHARES                            ISSUER                                                                  VALUE

Media  1.10%                                                                                         $2,445,280
38,500                            Shaw Communications, Inc., 8.45%, Ser A (Canada)                      949,025
60,700                            Shaw Communications, Inc., 8.50% (Canada)                           1,496,255
Oil & Gas  6.66%                                                                                     14,816,187
23,000                            Anadarko Petroleum Corp., 5.46%, Depositary Shares                  1,920,500
40,174                            Apache Corp., 5.68%, Depositary Shares, Ser B                       3,460,187
51,500                            Devon Energy Corp., 6.49%, Ser A                                    4,995,500
40,000                            Lasmo America Ltd., 8.15% (R)                                       4,440,000
Utilities  34.62%                                                                                    77,044,153
225,000                           Alabama Power Co., 5.20%                                            4,590,000
40,000                            Baltimore Gas & Electric Co., 6.99%, Ser 1995                       4,060,000
43,840                            Boston Edison Co., 4.25%                                            2,750,960
183,500                           El Paso Tennessee Pipeline Co., 8.25%, Ser A                        9,358,500
87,100                            Entergy Gulf States Capital 1, 8.75%, Ser A                         2,177,500
25,000                            Florida Power & Light Co., 6.75%, Ser U                             2,475,000
50,000                            Hawaiian Electric Industries Capital Trust I, 8.36%                 1,250,000
15,000                            Indianapolis Power & Light Co., 5.65%                               1,200,000
13,500                            Massachusetts Electric Co., 6.99%                                   1,382,400
29,800                            MCN Michigan, L.P., 9.375%, Ser A                                     756,920
44,000                            Monongahela Power Co., 7.73%, Ser L                                 4,628,800
50,500                            Montana Power Co., $6.875                                           5,024,750
48,000                            PSI Energy, Inc., 6.875%                                            4,728,000
14,625                            Public Service Electric & Gas Co., 6.92%                            1,469,813
205,140                           Puget Sound Energy, Inc., 7.45%, Ser II                             5,190,042
30,000                            Sierra Pacific Power Capital I, 8.60%                                 723,600
205,600                           Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                    5,201,680
50,000                            South Carolina Electric & Gas Co., 6.52%                            4,900,000
59,000                            Southern Union Financing I, 9.48%                                   1,495,650
169,200                           TDS Capital Trust I, 8.50%                                          4,202,928
70,500                            TDS Capital Trust II, 8.04%                                         1,727,250
102,000                           TXU Electric Co., $1.875, Depositary Shares, Ser A                  2,575,500
29,200                            TXU Electric Co., $7.98                                             3,089,360
10,500                            Virginia Electric & Power Co., $6.98                                1,060,500
10,000                            Virginia Electric & Power Co., $7.05                                1,025,000

---------------------------------------------------------------------------------------------------------------
COMMON STOCKS  33.10%                                                                               $73,669,063
---------------------------------------------------------------------------------------------------------------
(Cost $62,900,116)
Utilities  33.10%                                                                                    73,669,063
158,000                           Alliant Energy Corp.                                                4,605,700
30,000                            Ameren Corp.                                                        1,281,000
139,800                           CH Energy Group, Inc.                                               6,144,210
46,000                            Dominion Resources, Inc.                                            2,765,980
121,000                           DPL, Inc.                                                           3,504,160
133,900                           DTE Energy Co.                                                      6,218,316
45,000                            Duke Energy Corp.                                                   1,755,450
232,000                           Energy East Corp.                                                   4,851,120
125,000                           Kansas City Power & Light Co.                                       3,068,750
55,000                            KeySpan Corp.                                                       2,006,400


                                                                                      See notes to
                                                                                      financial statements.

                                                                                                       7



SHARES                            ISSUER                                                                  VALUE

Utilities  (continued)
196,800                           Montana Power Co.                                                  $2,282,880
91,000                            NSTAR                                                               3,872,960
205,000                           OGE Energy Corp.                                                    4,635,050
50,413                            Potomac Electric Power Co.                                          1,054,640
20,000                            Progress Energy, Inc. (Contingent Value Obligation)                     9,000
170,500                           Puget Energy, Inc.                                                  4,467,100
94,700                            Reliant Energy, Inc.                                                3,050,287
271,500                           Sierra Pacific Resources                                            4,341,285
146,750                           TECO Energy, Inc.                                                   4,475,875
113,000                           UtiliCorp United, Inc.                                              3,452,150
83,000                            Western Resources, Inc.                                             1,784,500
38,000                            WPS Resources Corp.                                                 1,339,500
95,000                            Xcel Energy, Inc.                                                   2,702,750



                                                                       INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE          (000S OMITTED)

---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.19%                                                                        $2,644,702
---------------------------------------------------------------------------------------------------------------
(Cost $2,644,702)
Commercial Paper  1.19%
Chevron USA, Inc., Due 07-02-01                                        4.05%          $2,645          2,644,702

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.59%                                                                          $219,425,524
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  1.41%                                                             $3,126,908
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                          $222,552,432
---------------------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,520,000, or 3.38% of net assets, as of June 30, 2001.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $212,190,699)                            $219,425,524
Cash                                                                         175
Receivable for investments sold                                        2,074,948
Dividends receivable                                                   1,333,198
Other assets                                                              42,295
Total assets                                                         222,876,140

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Auction Market Preferred Shares Stock Series A
 (AMPS) dividends payable                                                 64,358
Payable to affiliates                                                    175,511
Other payables and accrued expenses                                       83,839
Total liabilities                                                        323,708

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
AMPS without par value, unlimited number of
 shares of beneficial interest authorized, 700 shares issued,
 liquidation preference of $100,000 per share                         70,000,000
Common shares - without par value, unlimited number
 of shares of beneficial interest authorized, 9,885,027
 outstanding                                                         141,701,513
Accumulated net realized gain on investments                           1,886,809
Net unrealized appreciation of investments                             7,234,825
Undistributed net investment income                                    1,729,285
Net assets applicable to common shares
 ($15.43 per share based on
  9,885,027 common shares outstanding)                               152,552,432
Net assets                                                          $222,552,432

ASSETS AND
LIABILITIES

June 30, 2001.

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
June 30, 2001.

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $14,908,016
Interest                                                                124,660
Total investment income                                              15,032,676

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             1,764,153
Administration fee                                                      330,779
DARTS and auction fees                                                  184,931
Federal excise tax                                                      117,428
Miscellaneous                                                            79,248
Auditing fee                                                             62,750
Custodian fee                                                            60,286
Transfer agent fee                                                       27,586
Printing                                                                 25,192
Trustees' fees                                                           10,785
Legal fees                                                                2,106
Total expenses                                                        2,665,244
Net investment income                                                12,367,432

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                      1,940,756
Change in net unrealized appreciation (depreciation)
 on investments                                                      13,945,997
Net realized and unrealized gain                                     15,886,753
Increase in net assets from operations                               28,254,185
Distribution to AMPS                                                 (3,116,100)
Net increase in net assets applicable to common
 shareholders resulting from operations, less
 AMPS distributions                                                 $25,138,085


See notes to
financial statements.

FINANCIAL STATEMENTS

                                      YEAR                        YEAR
                                      ENDED                       ENDED
                                      6-30-00                     6-30-01
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                 $12,533,720             $12,367,432
Net realized gain                       1,452,674               1,940,756
Change in net unrealized
 appreciation (depreciation)          (20,328,352)             13,945,997
Increase (decrease) in net assets
 resulting from operations             (6,341,958)             28,254,185
Distributions to shareholders
AMPS preferred shares                  (3,093,728)             (3,116,100)
Common shares
 From net investment income           (10,674,632)            (10,674,502)
                                      (13,768,360)            (13,790,602)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                   228,199,167             208,088,849
End of period1                       $208,088,849            $222,552,432

1 Includes undistributed net investment income of $1,679,100 and $1,729,285, respectively.

CHANGES IN NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions and any increase or decrease due to the sale of common shares.


                                                           See notes to
                                                           financial statements.

FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                                   6-30-97            6-30-98          6-30-99         6-30-00         6-30-01
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                           $15.05              $15.60           $17.07          $16.00          $13.97
Net investment income1                           1.42                1.38             1.26            1.27            1.25
Net realized and unrealized
 gain (loss) on investments                      0.65                1.62            (0.80)          (1.91)           1.61
Total from investment operations                 2.07                3.00             0.46           (0.64)           2.86
Less distributions
Dividends to AMPS shareholders                  (0.28)              (0.29)           (0.29)          (0.31)          (0.32)
Distributions to common shareholders
 from net investment income                     (1.24)              (1.24)           (1.13)          (1.08)          (1.08)
Distributions to common shareholders
 in excess of net investment income                 -                   -            (0.11)              -               -
                                                (1.52)              (1.53)           (1.53)          (1.39)          (1.40)
Net asset value, end of period                 $15.60              $17.07           $16.00          $13.97          $15.43
Per share market value,
 end of period                                $14.313             $15.500          $13.813         $12.375         $14.800
Total return at market value2 (%)                9.38               17.26            (3.56)          (2.46)          29.40

--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)             $154                $169             $158            $138            $153
Ratio of expenses
 to average net assets3 (%)                      1.81                1.68             1.72            1.74            1.77
Ratio of net investment income
 to average net assets4 (%)                      9.33                8.38             7.51            8.57            8.22
Portfolio turnover (%)                             47                  41               30              20              13

--------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
--------------------------------------------------------------------------------------------------------------------------
Total AMPS outstanding
 (000s omitted)                               $70,000             $70,000          $70,000         $70,000         $70,000
Asset coverage per unit5                     $318,281            $338,876         $329,508        $299,106        $316,086
Involuntary liquidation
 preference per unit6                        $100,000            $100,000         $100,000        $100,000        $100,000
Approximate market value per unit6           $100,000            $100,000         $100,000        $100,000        $100,000

1 Based on the average of the shares outstanding at the end of each month.
2 Assumes dividend reinvestment.
3 Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.18%, 1.21%, 1.18% and 1.21%, respectively.
4 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.36%, 5.86%, 5.28%, 5.79% and 5.61%, respectively.
5 Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.
6 Plus accumulated and unpaid dividends.

See notes to
financial statements.

NOTE A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTES TO STATEMENTS

Auction Market Preferred Shares Series A (AMPS)

Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.01% to 4.90% during the year ended June 30, 2001.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                            YEAR ENDED 6-30-00           YEAR ENDED 6-30-01
                          SHARES         AMOUNT        SHARES           AMOUNT
Beginning of period    9,885,027   $141,881,450     9,885,027     $141,818,941
Reclassification of
 capital accounts              -        (62,509)            -         (117,428)
End of period          9,885,027   $141,818,941     9,885,027     $141,701,513


NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended June 30, 2001, aggregated $28,837,009 and $34,749,273, respectively.

The cost of investments owned at June 30, 2001 (including short-term investments) for federal income tax purposes was $212,242,086. Gross unrealized appreciation and depreciation of investments aggregated $14,224,563 and $7,041,125, respectively, resulting in net unrealized appreciation of $7,183,438.

NOTE E
Reclassification
of accounts

During the year ended June 30, 2001, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $1,355,927, an increase in undistributed net investment income of $1,473,355 and a decrease in capital paid-in of $117,428. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of June 30, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

AUDITORS' REPORT

Report of Deloitte & Touche LLP, Independent Auditors

To The Board of Trustees and Shareholders of John Hancock Patriot Select Dividend Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Select Dividend Trust (the "Fund") as of June 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 2001 and 2000, and the financial highlights for each of the years in the five-year period ended June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at June 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 2001

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended June 30, 2001.

All the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the tax character of all distributions for calendar year 2001.

TAX
INFORMATION

Unaudited.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend- paying preferred and common equity securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that the preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND
REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such a dividend and, in any event, prior to the next ex- dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank
and Trust Company
P.O. Box 8200
Boston, Massachusetts
02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (Unaudited)

On March 29, 2001, the Annual Meeting of John Hancock Patriot Select Dividend Trust (the "Fund") was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                               WITHHELD
                                  FOR                         AUTHORITY
--------------------------------------------------------------------------------
Steven R. Pruchansky              5,970,038                     109,116
Norman H. Smith                   5,964,693                     114,462

The preferred shareholders elected Stephen L. Brown to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 490 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending June 30, 2001, with the votes tabulated as follows: 5,944,920 FOR, 31,957 AGAINST and 102,277 ABSTAINING.

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND
TRANSFER AGENT FOR
COMMON SHAREHOLDERS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR AUCTION MARKET
PREFERRED SHARES
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange:
DIV

For shareholder assistance
refer to page 19

FOR YOUR INFORMATION

--------------------------------------------------------------------------------

On the Internet                    www.jhfunds.com                    HOW TO
                                                                      CONTACT US
By regular mail                    State Street Bank and Trust Company
                                   P.O. Box 8200
                                   Boston, MA 02266-8200
Customer service representatives   1-800-426-5523
24-hour automated information      1-800-843-0090


--------------------------------------------------------------------------------

                                                               -----------------
[LOGO]    John Hancock                                            PRSRT STD
       ------------------                                       U. S. Postage
       JOHN HANCOCK FUNDS                                           PAID
                                                               S. Hackensack, NJ
       1-800-426-5523                                           Permit No. 750
       1-800-843-0090                                          -----------------

       www.jhfunds.com




                                                                     P300A  6/01
                                                                            8/01